EXHIBIT 99.1


     CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AS REQUIRED BY SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



I, M. Farooq Kathwari, hereby certify that the March 31, 2003 quarterly report on Form 10-Q as filed by Ethan Allen Interiors Inc. (the "Company"), which contains the Company's financial statements, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.





         /S/   M. FAROOQ KATHWARI                  Chairman, President and Chief
--------------------------------------------------    Executive Officer
          (M. Farooq Kathwari)


May 13, 2003

     CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER AS REQUIRED BY SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



I, Edward D. Teplitz, hereby certify that the March 31, 2003 quarterly report on Form 10-Q as filed by Ethan Allen Interiors Inc. (the "Company"), which contains the Company's financial statements, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.





         /S/ EDWARD D. TEPLITZ                           Chief Financial Officer
--------------------------------------------------
          (Edward D. Teplitz)



May 13, 2003